Exhibit 10.39

ACKNOWLEDGEMENT

In connection my previously elected conversion, I hereby elect to convert my shares of Series B Convertible Preferred Stock (the "Preferred Stock"), in accordance with the attached schedule; such that the shares of Series B will convert simultaneous with Series C shareholders and both will convert prior to Series E and Series H shareholders, and prior to any warrant conversions. I acknowledge that my percentage equity ownership is subject to dilution upon conversion. All of which conversions I understand will take place upon the Company's receipt of notice of an effective S-l that will raise more than $10 Million for the Company. The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

Dated:

Shareholder

ACKNOWLEDGEMENT

In connection with my previously elected conversion, I hereby elect to convert my shares of Series C Convertible Preferred Stock (the "Preferred Stock"); such that the shares of Series C will convert simultaneous with Series B shareholders and both will convert prior to Series E and Series H shareholders, and prior to any warrant conversions. I acknowledge that my percentage equity ownership is subject to dilution upon conversion. All of which conversions I understand will take place upon the Company's receipt of notice of an effective S-l and closing of a public equity offering that raises more than $10 Million for the Company. The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

Dated:

Shareholder